NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY APPLICABLE STATE SECURITIES LAWS.  AS A RESULT, THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EVIDENCE SATISFACTORY TO THE COMPANY OF AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR COMPLIANCE WITH RULE 144 UNDER SUCH ACT.  THE TRANSFER OF THIS WARRANT IS FURTHER RESTRICTED AS PROVIDED HEREIN.

WARRANT TO PURCHASE SHARES
OF COMMON STOCK
OF WEBDIGS, INC.

EXERCISABLE ON OR BEFORE, AND VOID AFTER
5:00 P.M. MINNEAPOLIS TIME ON DECEMBER 12, 2011

This Certifies That Lantern Advisers, LLC (the “Holder”), or registered assigns, is entitled to subscribe for and purchase from Webdigs, Inc., a Delaware corporation (the “Company”), at any time after December 12, 2008, through December 12, 2011, 200,000 shares of the Company’s common stock at an exercise price of $0.30 per share, subject to adjustment as provided herein (as adjusted, the “Exercise Price”).

The shares that may be acquired upon exercise of this Warrant are referred to herein as the “Warrant Shares.”  As used herein, the term “Holder” means the Holder identified in the paragraph above and any party who acquires all or a part of this Warrant as a registered transferee of such Holder.  The term “Convertible Securities” means any stock or other securities convertible into, or exchangeable for, Company common stock. This Warrant is subject to the following terms and conditions:

1.           Exercise.  The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of common stock), by written Notice of Exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Exercise Price multiplied by the number of Warrant Shares being purchased hereunder, unless this Warrant is being exercised pursuant to Section 9 below.

2.           Exchange and Replacement.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.  This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement.

3.           Issuance of the Warrant Shares.

(a)           Subject to the provisions of paragraph (b) below, certificates for the Warrant Shares purchased hereunder shall be delivered to the Holder within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

(b)           Notwithstanding the foregoing, the Company shall not be required to recognize any exercise, or deliver any certificate for Warrant Shares upon attempted exercise, of this Warrant except in accordance with exemptions from the applicable securities registration requirements under applicable securities laws.  The Company shall not be obligated to effect a registration of the issuance or resale of the Warrant Shares under federal or state securities laws unless specifically so provided herein.  The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

4.           Covenants of the Company.  The Company covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of common stock to provide for the exercise of the rights represented by this Warrant.

5.           Exercise Price Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

(a)           In case the Company shall hereafter:  (i) subdivide its then-outstanding shares of common stock into a greater number of shares; or (ii) combine outstanding shares of common stock, by reclassification or otherwise; then, in any such event, the Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of shares of common stock outstanding immediately prior to such event, multiplied by the then-existing Exercise Price, by (B) the total number of shares of common stock outstanding immediately after such event (including in each case the maximum number of shares of common stock issuable in respect of any Convertible Securities), and the resulting quotient shall be the adjusted Exercise Price.  An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.  If, as a result of an adjustment made pursuant to this paragraph, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or share of common stock and other capital stock of the Company, the Company’s board of directors (whose determination shall be conclusive) shall reasonably and in good faith determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock or shares of common stock and other-capital stock.  All calculations under this paragraph shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.  In the event that at any time as a result of an adjustment made pursuant to this paragraph, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of common stock, thereafter the Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to common stock contained in this Section.

(b)           In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under paragraph (a) above, but the Holder of this Warrant then outstanding shall have the right thereafter to convert this Warrant into the kind and amount of shares of stock and other securities, and any other property, which he, she or it would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange sale or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance.  The provisions of this paragraph shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

6.           No Voting Rights.  This Warrant by itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

7.           Notice of Transfer of Warrant or Resale of the Warrant Shares.

(a)           The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer.  If in the opinion of the Company counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933 (the “Securities Act”) and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer of disposition of the Warrant or Warrant Shares.

(b)           If, in the opinion of counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of both such counsel, are permitted by law.

8.           No Fractional Shares.  No fractional shares will be issued upon the exercise hereof.

9.           Net Issue Exercise.  In lieu of exercising this Warrant pursuant to Section 1 hereof, the Holder may elect to receive, without the payment of any additional consideration, a number of Warrant Shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant to the Company together with a duly executed Notice of Exercise (in the form attached hereto) in which the appropriate alternative is initialed by the Holder.  In such event, the Company shall issue to the Holder the number of Warrant Shares computed by applying the following formula:

X = Y (A-B)
A

Where:

X =	the number of Warrant Shares to be issued to the Holder;

Y =	the number of Warrant Shares subject to this Warrant (or, if only a portion of this Warrant is being exercised, the number of Warrant Shares subject to the portion of this Warrant being exercised);

A =	the Fair Market Value of one Warrant Share (at the date of such exercise); and

B =	the Exercise Price, as adjusted to the date of such calculation.

For purposes of the above, the “Fair Market Value” of one share shall equal the average of the closing sale prices of the common stock quoted on the Nasdaq Stock Market or listed in the Over-The-Counter Bulletin Board (or the Pink Sheets) or the closing price quoted on any national securities exchange on which such securities are listed, whichever is applicable, for the ten consecutive trading days immediately prior to the date of determination of Fair Market Value (or, if no sales take place on any such trading day, the average of the closing bid and asked prices on such trading day).  If, however, the common stock is not traded on the Nasdaq Stock Market or Over-The-Counter or on a national securities exchange, the Fair Market Value of a Warrant Share shall be reasonably determined by the agreement in writing of the Company and Holder, acting in good faith and utilizing customary business valuation criteria and methodologies (without discount for lack of marketability or minority interest).

10.           Piggyback Registration Rights.

(a)           Subject to paragraph (d) of this Section, each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act, to register a proposed offer and sale for money of its common stock (other than a registration on Form S-8, S-4 or any successor forms or other inappropriate forms), the Company will give written notice of its determination to Holder.  Upon the written request of Holder given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all Warrant Shares with respect to which Holder has requested registration to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by Holder of the shares to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it.  If any such registration pertains to an underwritten offering in whole or in part, the Company may require that the shares requested for inclusion by Holder pursuant to this section be included in the underwritten offering on the same terms and conditions as the securities otherwise being sold through the underwriters.  If, in the good faith judgment of the managing underwriter of such underwritten offering, the inclusion of all of the Warrant Shares originally covered by a request for registration made by Holder would reduce the amount of securities to be offered by the Company or interfere with the successful marketing of the securities to be offered by the Company, the number of Warrant Shares owned by or issuable to Holder and otherwise to be included in the underwritten offering may be reduced.  Any Warrant Shares which are thus excluded from the underwritten offering shall be withheld from the market by Holder for a period, not to exceed 180 days, that the managing underwriter reasonably determines is necessary in order to effect the underwritten offering.

(b)           If and whenever the Company is required by the provisions of Section 10(a) hereof to effect the registration of any Warrant Shares under the Securities Act, the Company will:

(i)           prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement with respect to such shares, and use reasonable commercial efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such shares, not to exceed one year from the date of issuance of the covered Warrant Shares;

(ii)           prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed one year from the date of issuance of the covered Warrant Shares;

(iii)           furnish to Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Holder and underwriters may reasonably request in order to facilitate the public offering of such securities;

(iv)           use reasonable commercial efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the underwriters may reasonably request within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified; and

(v)           prepare and promptly file with the SEC any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(c)           With respect to any registration of shares pursuant to Section 10(a) hereof, the Company shall bear the following fees, costs and expenses:  all registration, SEC filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified.  Fees and disbursements of counsel and accountants for Holder, underwriting discounts and commissions and transfer taxes for Holder and any other expenses incurred by Holder not expressly included above shall be borne by Holder.

(d)           Notwithstanding anything to the contrary herein, the Company shall not be obligated to register the resale of any Warrant Shares purchased for cash and which have been outstanding for more than six months.

623346

In Witness Whereof, the Company has caused this Warrant to be signed by its duly authorized officer.

WEBDIGS, INC.:

Date: December 12, 2008	By:	/s/ Robert A. Buntz, Jr.
By: Robert A. Buntz, Jr.
Its: Chief Executive Officer

NOTICE OF EXERCISE

(To be signed upon exercise of Warrant)

The Undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, of the shares of common stock of Webdigs, Inc. to which such Warrant relates and herewith makes payment of $______________________ therefor in cash or by certified check (unless the Warrant is being exercised pursuant to Section 9, in which case the box below indicating such fact is checked), and requests that the certificate for such shares be issued in the name of, and be delivered to, ________________________ the address for which is set forth below the signature of the undersigned.

	The undersigned is exercising the Warrant pursuant to the Net Issue Exercise provisions of Section 9.

Dated: _______________________, 20____

Signature

Name

Address

City, State, Zip Code

Social Security or Tax Identification No.

ASSIGNMENT FORM

(To be signed only upon authorized transfer of Warrant)

For Value Received, the undersigned hereby sells, assigns, and transfers unto __________________________ the right to purchase the securities of Webdigs, Inc., a Delaware corporation, to which the within Warrant relates and appoints ______________________, attorney, to transfer said right on the books of Webdigs, Inc. with full power of substitution in the premises.

Dated: _______________________, 20____

Signature

Name

Address

Social Security or Tax Identification No.